UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2026

MarineMax, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Brooker Creek Boulevard Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 531-1700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on August 9, 2026, MarineMax, Inc., a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, SHM Holdco, LLC, a Delaware limited liability company (“Parent”), and Intrepid Holdco, Inc., a Florida corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Safe Harbor Marinas, LLC, a portfolio company of Blackstone Infrastructure Partners L.P. Pursuant to the Merger Agreement and in accordance with the Florida Business Corporation Act, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly-owned subsidiary of Parent.

As of October 31, 2026, all regulatory approvals and clearances required to consummate the Merger have been obtained and all applicable regulatory waiting periods have expired or been terminated. The Company currently expects the Merger to close (the “Closing”) by the end of the calendar year 2026. Completion of the Merger remains subject to the approval of the Merger Agreement and the Merger by the Company’s shareholders at the special meeting scheduled for November 11, 2026, and the satisfaction or waiver of the other remaining closing conditions set forth in the Merger Agreement. The Closing may not occur prior to December 7, 2026 without the prior written consent of Parent.

Forward-Looking Statements

This report may contain forward-looking statements including, among other things, statements regarding the anticipated timing of and ability of the parties to complete the proposed transaction; the prospective performance and outlook of the Company’s business and opportunities; as well as any assumptions underlying any of the foregoing. When used in this report, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target” and similar expressions should be considered forward-looking statements made in good faith by the Company or Parent, as applicable. These forward-looking statements are based on the beliefs and assumptions of management of the applicable party at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval of the proposed transaction from shareholders of the Company; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all, or that the expected benefits of the proposed transaction may not be realized on the timeline contemplated or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction, including in circumstances that would require the Company to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, vendors and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations or the loss of one or more members of its management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) market risks such as interest rate risk and foreign currency exchange rate risk; (x) economic and industry conditions and corresponding effects on consumer behavior and the Company’s operating results; (xi) environmental conditions, tariffs and their potential impacts on the Company’s operations and the broader economy; (xii) inclement weather and the Company’s ability to mitigate impacts of adverse weather conditions through geographic diversity; (xiii) the Company’s future estimates, assumptions and judgments, including statements regarding whether such estimates, assumptions and judgments could have a material adverse effect on the Company’s operating results; (xiv) the impact of the Company’s core strengths and retailing strategies on the Company’s growth and earnings potential; and (xv) the seasonality and cyclicality of the Company’s business and the effect of such seasonality and cyclicality on its financial results and inventory levels. Further information on risks that could affect the Company’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, the Company and Parent each assume no obligation to, and do not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in their expectations or other circumstances that exist after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINEMAX, INC.

Date: November 3, 2026	By:	/s/ William Brett McGill
William Brett McGill
Chief Executive Officer and President